           As filed with the Securities and Exchange Commission on July 20, 1999
                                                      Registration No. _________
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                  SYBASE, INC.
               (Exact name of issuer as specified in its charter)

              DELAWARE                               94-2951005
     (State of incorporation)                (IRS Employer Identification No.)

                              6475 Christie Avenue
                          Emeryville, California 94608
                    (Address of Principal Executive Offices)

                                 1996 STOCK PLAN
             AMENDED AND RESTATED 1991 EMPLOYEE STOCK PURCHASE PLAN
    AMENDED AND RESTATED 1991 FOREIGN SUBSIDIARY EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plans)

                                 Daniel R. Carl
                  Vice President, General Counsel and Secretary
                                  SYBASE, INC.
                              6475 Christie Avenue
                          Emeryville, California 94608
                     (Name and address of agent for service)

                                 (510) 922-3500
          (Telephone number, including area code, of agent for service)

                         CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------
Title of                                         Amount       Proposed Maximum      Proposed Maximum        Amount of
Securities to                                    to be       Offering Price Per    Aggregate Offering     Registration
be Registered                                 Registered(1)       Share (2)            Price (2)               Fee   .
----------------------------------------------------------------------------------------------------------------------
Common Stock, $.001 par value

- To be issued
  under 1996 Stock Plan                          1,800,000       $   11.0625          $19,912,500          $     5,536

- To be issued
  under the Amended and Restated 1991            2,300,000       $   11.0625          $25,443,750          $     7,073
  Employee Stock Purchase Plan and
  Amended and Restated 1991 Foreign
  Subsidiary Employee Stock Purchase Plan

                     TOTAL                       4,100,000       $   11.0625          $45,356,250          $    12,609
----------------------------------------------------------------------------------------------------------------------

(1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

(2) Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(c), on the basis of the average of the high and low sale prices of the Common Stock as reported on the NASDAQ National Market System on July 14, 1999.

                                  SYBASE, INC.
                       REGISTRATION STATEMENT ON FORM S-8

                                     PART II

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference

        There are hereby incorporated by reference in this Registration Statement the following documents and information heretofore filed with the Securities and Exchange Commission:

        1. The Company's Annual Report on Form 10-K for the year ended December 31, 1998 filed pursuant to Section 13 of the Exchange Act of 1934, as amended (the "Exchange Act").

        2. The Company's definitive proxy statement dated April 14, 1999, in connection with the Company's Annual Meeting of Stockholders held May 27, 1999, filed pursuant to Section 14 of the Exchange Act.

        3. The Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, filed pursuant to Section 13 of the Exchange Act.

        4. The description of the Company's Common Stock contained in the Company's Form 8-A (File No. 0-19395), as amended, as declared effective by the Commission on August 13, 1991.

        5. The description of the Company's Preferred Share Purchase Plan and Series A Participating Preferred Stock filed as Exhibits 1, 2 and 3 to the Company's Form 8-A/A filed with the Commission on November 14, 1996.

        All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act on or after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold, or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be part hereof from the date of filing of such documents.

Item 4.  Description of Securities

         Not applicable.

Item 5.  Interests of Named Experts and Counsel

         Counsel for the Company, Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, 650 Page Mill Road, Palo Alto, California 94304, has rendered an opinion to the effect that the Common Stock offered hereby: (i) will, when issued in accordance with the Registrant's 1996 Stock Plan, be legally and validly issued, fully paid and non-assessable with respect to those shares subject to issuance under such plan; (ii) will, when issued in accordance with the Registrant's Amended and Restated 1991 Employee Stock Purchase Plan, as amended, be legally and validly issued, fully paid and non-assessable with respect to those shares subject to issuance under such plan; and (iii) will, when issued in accordance with the Registrant's Amended and Restated 1991 Foreign Subsidiary Employee Stock Purchase Plan, as amended, be legally and validly issued, fully paid and non-assessable with respect to those shares subject to issuance under such plan. Neither Wilson, Sonsini, Goodrich & Rosati, Professional Corporation, nor any members thereof participating in the preparation of this Registration Statement, beneficially own any shares of the Registrant's Common Stock.

Item 6.  Indemnification of Directors and Officers



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         Section 145 of the Delaware General Corporation law authorizes a court to award, or a corporation's Board of Directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act of 1933 (the "Securities Act"). Article TENTH of the Company's Certificate of Incorporation and Article VI of the Bylaws of the Company provide for the indemnification of certain agents to the maximum extent permitted by the Delaware General Corporation Law. Persons covered by these indemnification provisions include current and former directors, officers, employees and other agents of the Company, as well as persons who serve at the request of the Company as directors, officers, employees or agents of another enterprise. In addition, the Company has entered into agreements with its officers and directors which require the Company to indemnify its officers and directors to the maximum extent allowed under Delaware law.

Item 7.  Exemption from Registration Claimed

         Not applicable.

Item 8.  Exhibits

         Exhibit
         Number                             Description
         ------                             -----------
         4.1                 1996 Stock Plan, as amended March 26, 1999.
                             Incorporated by reference to Exhibit 10.20 of the
                             Registrant's Annual Report on Form 10-K for the
                             year ended December 31, 1998 (filed on March 30,
                             1999).

         4.2                 Amended and Restated 1991 Employee Stock Purchase
                             Plan, as amended March 26, 1999, and Amended and
                             Restated 1991 Foreign Subsidiary Employee Stock
                             Purchase Plan, as amended March 26, 1999.
                             Incorporated by reference to Exhibit 10.2 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998 (filed on March 30,
                             1999).

         5.1 Opinion of counsel as to legality of securities being registered.

         23.1                Consent of Ernst & Young LLP, independent auditors.

         23.2                Consent of counsel (contained in Exhibit 5.1).

         24.1                Power of Attorney (see page 4).

Item 9.  Undertakings.

         A.    The undersigned registrant hereby undertakes:

               (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

               (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.



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         B. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Emeryville, State of California, on July 19, 1999.

                                        SYBASE, INC.

                                        By: /S/ JOHN S. CHEN
                                           -------------------------------------
                                           John S. Chen, Chairman of the Board,
                                           President and Chief Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John S. Chen, Pieter Van der Vorst and Teresa D. Chuh, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendment to this Registration Statement on Form S-8 and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                           Title                                                Date
---------                           -----                                                ----

/S/ JOHN S. CHEN                    Chairman of the Board (Principal Executive           July 19, 1999
---------------------------         Officer), President, Chief Executive Officer
(John S. Chen)                      and Director

/S/ PIETER VAN DER VORST            Vice President                                       July 19, 1999
---------------------------         and Chief Financial Officer (Principal
(Pieter Van der Vorst)              Financial Officer)

/S/ ROBERT S. EPSTEIN               Executive Vice President and                         July 19, 1999
---------------------------         Director
(Robert S. Epstein)

/S/MARTIN J. HEALY                  Vice President and                                   July 19, 1999
---------------------------         Corporate Controller
(Martin J. Healy)                   (Principal Accounting Officer)


/S/ RICHARD C. ALBERDING            Director                                             July 19, 1999
---------------------------
(Richard C. Alberding)

/S/ L. WILLIAM KRAUSE               Director                                             July 19, 1999
---------------------------
(L. William Krause)

/S/ ALAN B. SALISBURY               Director                                             July 19, 1999
---------------------------
(Alan B. Salisbury)

/S/ ROBERT P. WAYMAN                Director                                             July 19, 1999
---------------------------
(Robert P. Wayman)

/S/ JEFFREY T. WEBBER               Director                                             July 19, 1999
---------------------------
(Jeffrey T. Webber)



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

                                  EXHIBIT INDEX


         Exhibit
         Number                             Description
         ------                             -----------
         4.1 (1)      1996 Stock Plan, as amended March 26, 1999. Incorporated
                      by reference to Exhibit 10.20 of the Registrant's Annual
                      Report on Form 10-K for the year ended December 31, 1998
                      (filed on March 30, 1999).

         4.2 (2) Amended and Restated 1991 Employee Stock Purchase Plan, as amended March 26, 1999, and Amended and Restated 1991
                      Foreign Subsidiary Employee Stock Purchase Plan, as amended March 26, 1999. Incorporated by reference to
                      Exhibit 10.2 of the Registrant's Annual Report on Form
                      10-K for the year ended December 31, 1998 (filed on March
                      30, 1999).

         5.1 Opinion of counsel as to legality of securities being registered.

         23.1         Consent of Ernst & Young LLP, independent auditors.

         23.2 (3)     Consent of counsel

         24.1 (4)     Power of Attorney

--------------------------------------------------------------------------------

(1) Incorporated by reference to Exhibit 10.20 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998 (filed on March 30, 1999).

(2) Incorporated by reference to Exhibit 10.2 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998 (filed on March 30, 1999).

(3)     See Exhibit 5.1

(4)     See page 4 of Registration Statement on Form S-8.



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